Exhibit 99.1

Fox Factory Holding Corp. Announces Closing of Secondary Public Offering

SCOTTS VALLEY, Calif., March 13, 2017 -- Fox Factory Holding Corp. (NASDAQ:FOXF) (the "Company"), today announced the closing of a previously announced secondary public offering of 5,108,718 shares of the Company's common stock by Compass Group Diversified Holdings LLC (“Compass”), at a price of $26.65 per share. Compass received all of the proceeds from the offering and no longer own any shares of the Company’s common stock. No shares were sold by the Company. As part of the offering, another stockholder and a director of the Company, Robert C. Fox, Jr. (together with Compass, the “Stockholders”), has granted the underwriter an option for a period of 30 days to purchase up to an additional 465,657 shares of the Company’s common stock.
BofA Merrill Lynch acted as the sole underwriter for the offering.
The offer and/or sale of the shares by the Stockholders was made pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-203146) (the “Registration Statement”), including a prospectus supplement dated March 7, 2017 to the base prospectus contained in the Registration Statement, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. Copies of the final registration statement, prospectus, prospectus supplement and other documents the Company has made available with the SEC may be obtained free of charge by visiting EDGAR on the SEC website at www.sec.gov. You may obtain these documents free of charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus and accompanying prospectus supplement, may be obtained from: BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@baml.com.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
About Fox Factory Holding Corp. (Nasdaq: FOXF)
Headquartered in Scotts Valley, CA, FOX designs and manufactures high-performance ride dynamics products primarily for bicycles, side-by-side vehicles, on-road and off-road vehicles and trucks, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. For more than three decades, FOX’s team of enthusiasts and professional athletes has been improving vehicle performance through a unique commitment to redefining ride dynamics.

FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.

Forward-Looking Statements

Certain information contained in this press release, particularly information regarding completion of the offering, constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contain words such as "believes", "expects", "may", "will", "intends" or similar expressions. The Company's forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to market conditions; local, regional, national and international economic conditions; and other factors disclosed from time to time in the Registration Statement, base prospectus, prospectus supplement, the Company's Annual Report on Form 10-K and other filings with the SEC. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

CONTACT:
ICR
Katie Turner
646-277-1228
Katie.Turner@icrinc.com